Exhibit 10.40
FORM OF STOCK OPTION AGREEMENT

THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

SIBERIAN ENERGY GROUP INC.

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into effective as of the 4th day of May,  2009 (“Grant date”) by and between Siberian Energy Group Inc., a Nevada corporation (the “Company”), and David Zaikin (the “Optionee”).

WITNESSETH:

WHEREAS, the Company agreed to grant to Optionee options to purchase shares of the $0.001 par value common stock of the Company (“Common Stock”), said options to be for the number of shares, at the price per share and on the terms set forth in this Agreement; and

WHEREAS, the Optionee desires to receive the options on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.           Grant of Option.  The Company hereby grants to Optionee the right and option (the “Option”) to purchase an aggregate of 300,000 shares of the authorized and unissued  $0.001 par value common stock of the Company (the “Stock”)(such number being subject to adjustment as set forth herein) on the terms and conditions herein set forth.  This Option may be exercised in whole or in part and from time to time as hereinafter provided.

2.           Vesting of Option.  Subject to the provisions set forth in this Agreement, the Option shall vest and become exercisable in accordance with the following schedule:

•	1/4th (75,000 option shares) exercisable immediately upon signing of this Agreement;

•	1/4th (75,000 option shares) shall be exercisable on the last day of each fiscal quarter for the period from the Grant Date to December 31, 2009.

3.           Purchase Price. The price at which Optionee shall be entitled to purchase the Stock covered by the Option shall be $0.055 per share, which the Board has determined to be the Fair Market Value (as defined herein) as of the Grant Date.  “Fair Market Value” means, as of any given date, the fair market value of Stock determined as follows:  (i) where there exists a public market for the Stock, the Fair Market Value shall be (A) the closing price for the Stock for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Board to be the primary market for the Stock or the Nasdaq National Market, whichever is applicable, or (B) if the Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of the Stock on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) in the absence of an established market for the Stock of the type described in (i) above, the Fair Market Value shall be determined by the Board in accordance with the requirements set forth in Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) or any successor provision thereof.

4.           Exercise Periods.  The Option granted under this Agreement shall expire, unless otherwise exercised, three years from the Grant Date (“Expiration Date”), subject to earlier termination as provided in paragraph 8 hereof.

5.           Exercise Of Options.

 (a)           Subject to the terms and conditions of this Agreement, each Option may be exercised in whole at any time, or in part, from time to time, by delivery of written notice to the Company, at its principal executive office.  The notice shall state which Option(s) the Optionee is electing to exercise and the number of Option Shares being exercised and shall be signed by the Optionee.

(b)           The notice of exercise described in Section 5(a) hereof shall be accompanied by the full purchase price for the Option Shares being exercised, in cash or by check or (subject to the Company’s consent) instructions from the Optionee to the Company directing the Company to deliver a specified number of Option Shares directly to a designed broker or dealer pursuant to a cashless exercise election as described below and full payment of all applicable withholding taxes pursuant to Section 5 hereof.

(c)           A cashless exercise shall occur when the Optionee delivers to the Company an exercise notice that requests the Company issue to the Optionee the number of Option Shares as to which the Option (or a portion thereof) is then exercisable, less the number of shares that have an aggregate Fair Market Value at the time of exercise, equal to the aggregate purchase price of the Option Shares to which such exercise relates.  This method of exercise allows the Optionee to use a portion of the Option Shares issuable at the time of exercise as payment for the Option Shares to which the Option relates and is often referred to as a "cashless exercise."

(d)           Upon receipt of notice of exercise and full payment for the Option Shares being exercised, the Company shall take such action as may be necessary to affect the transfer to the Optionee of the number of Option Shares as to which such exercise was effective.

(e)           The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Option Shares until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Option Shares exercised, (ii) the Company shall have issued and delivered the Option Shares to the Optionee, and (iii) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full ownership rights with respect to such Option Shares.

6.           Termination of Employment or Service.

6.1           General.  If the Optionee’s employment or service as a member of the Board is terminated for any reason other than Cause (as defined below), then the Optionee may at any time within 60 days after the effective date of termination of employment or service exercise the vested portion of the Option to the extent that the Optionee was entitled to exercise the Option at the date of termination.  Upon the Optionee’s termination of employment or service with the Company for any reason, the non-vested portion of the Option will lapse upon the date of such termination.  In no event shall the Option be exercisable after the Expiration Date.  If the Company terminates the Optionee’s employment or service for Cause, any and all Options then held by the Optionee (both exercisable and not exercisable) shall immediately lapse.

6.2           Definition of Cause.  “Cause” means termination of employment or service as a result of any of the following events:  (1) the commission of an act of dishonesty, fraud, embezzlement, theft or other similar acts of misconduct by Optionee, whether within or outside the scope of the Optionee’s employment or service with the Company, (ii) the breach of duty by the Optionee in the course of employment or service, unless waived in writing by the Company, (iii) the neglect by the Optionee of the Optionee’s duties with the Company, unless waived in writing by the Company, (iv) the Optionee’s disobedience or refusal or failure to discharge the Optionee’s duties to the Company under any employment agreement or otherwise, (v) the breach of obligations of the Optionee to the Company under this Agreement or any employment or other agreement with the Company, unless waived in writing by the Company, (vi) the breach by the Optionee of any fiduciary duty to the Company involving personal gain or profit, including acceptance of gifts, gratuities, honorarium, lodging, and other items of direct economic value in excess of One Hundred Dollars ($100.00) from any one source, provided that this paragraph does not apply to gifts or items received from family members or other non-business or professional persons, (vii) the violation by Optionee of any law, rule, regulation, court order (other than a law, rule, or regulation relating to a traffic violation or similar offense) or a final cease and desist order, or (viii) Optionee economically committing the Company beyond the Optionee’s expressly approved authority as communicated to the Optionee by the Company from time to time.

7.           Withholding Taxes.  The Company may take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option including, but not limited to, the withholding of all or any portion of any payment owed by the Company to the Optionee or the withholding of issuance of Option Shares to be issued upon the exercise of the Option.

8.           Securities Laws Requirements.  No Option Shares shall be issued unless and until, in the opinion of the Company, there has been full compliance with, or an exemption from, any applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, or applicable exemptions are available and have been complied with.  The Optionee shall acknowledge, represent, warrant and agree in writing to the Company as follows:

(a)           Optionee is acquiring the Option Shares for investment purposes only and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

(b)           Optionee’s overall commitment to investments that are not readily marketable is not disproportionate to Optionee’s net worth and Optionee’s investment in the Option Shares will not cause such overall commitments to become excessive;

(c)           Optionee’s financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

(d)           Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of an investment in the Option Shares;

(e)           The address set forth on the signature page to this Agreement is Optionee’s true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

(f)           Optionee confirms that all documents, records and books pertaining to an investment in the Option and the Option Shares that have been requested by Optionee have been made available or delivered to Optionee.  Optionee has had the opportunity to discuss the acquisition of the Option and the Option Shares with the Company, and Optionee has obtained or been given access to all information concerning the Company that Optionee has requested;

(g)           Optionee has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Option Shares and to receive additional information necessary to verify the accuracy of the information delivered to Optionee, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense;

(h)           Optionee understands that the Options have not, and the Option Shares issuable upon exercise of the Options will not be, registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the sale of the Option Shares;

(i)           The Option Shares that Optionee is acquiring will be solely for Optionee’s own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof.  Optionee has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof;

(j)           Optionee acknowledges and is aware of the following:

(i)           The Option Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee’s total investment in the Option Shares.

(ii)           There are substantial restrictions on the transferability of the Option Shares.  The Option is not transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option.  The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered except as set forth in Section 9 of this Agreement; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee’s investment in the Company.

(iii)           Each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, unless otherwise waived or modified by the Board in its sole discretion, which legend will read substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND ARE ‘RESTRICTED SECURITIES’ AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN A STOCK OPTION AGREEMENT, DATED MAY 4, 2009, BETWEEN THE COMPANY AND DAVID ZAIKIN AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH STOCK OPTION AGREEMENT.  THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COPY OF THE STOCK OPTION AGREEMENT.”

9.           Adjustment By Stock Split, Stock Dividend, Etc.  If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable, at the time of such occurrence, and the exercise price shall be adjusted accordingly.

10.         Merger Or Consolidation.  Upon the occurrence of any of the following events, the Option shall automatically terminate and be of no further force or effect whatever:  (i) the merger or consolidation of the Company with one or more other corporations, regardless of which entity survives the transaction; (ii) the dissolution or liquidation of the Company; (iii) the appointment of a receiver for all, or substantially all, of the Company’s assets or business; (iv) the appointment of a trustee for the Company after a petition has been filed for the Company’s reorganization under applicable statutes; or (v) the sale, lease or exchange of all, or substantially all, of the Company’s assets and business.  However, under these circumstances and prior to consummation of said event, all optionees will be granted either and/or (a) the right to exercise all outstanding options, or (b) will be substituted by equivalent option in such surviving corporation (or other entity) or a parent or subsidiary of such surviving corporation in case of merger or acquisition.

The foregoing adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

11.         Common Stock To Be Received Upon Exercise.  Optionee understands that (a) the Company is under no obligation to register the issuance or transfer of the Option Shares, and (b) in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the 1933 Act.  Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Act or an exemption from registration.

Furthermore, the Optionee fully understands that issuance of the Option Shares will not be registered under the Act and that, because the issuance of the Option Shares will not be registered, the Option Shares will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution.  Optionee is familiar with the phrase “acquired for investment and not with a view to distribution” as it relates to the Act and the special meaning given to such term in various releases of the Securities and Exchange Commission.

12.         Privilege Of Ownership.  Optionee shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

13.         Relationship To Engagement.  Nothing contained in this Agreement (i) shall confer upon the Optionee any right with respect to continuance of Optionee’s engagement by, or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee’s engagement by, position or affiliation with, or relationship to, the Company.

14.         Notices.  All notices, requests, demands, directions and other communications (“Notices”) concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this Section 14.  When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail.  When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 12, provided that it is delivered on a business day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is delivered.  When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent.  Each such Notice shall be addressed to the party to be notified as shown below:

(a)	if to the Company:	Siberian Energy Group Inc.
275 Madison Avenue
6th Floor · New York, NY 10016
Attn: Chairman of the Compensation Committee
Facsimile:

(b)	if to the Optionee:	David Zaikin
At the address set forth on the signature page of this Agreement

Either party may change its respective address for purposes of this Section 12 by giving the other party Notice of the new address in the manner set forth above.

15.         General Provisions.  This instrument (a) contains the entire agreement between the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by the laws of the State of Nevada, and (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth.  All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one party and faxed or scanned and emailed to another party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date written above.

SIBERIAN ENERGY GROUP INC.

By: /s/ Elena Pochapski

Its: Chief Financial Officer

Printed Name: Elena Pochapski

Corresponding Signature(s):

OPTIONEE

/s/ David Zaikin
David Zaikin

Address:
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